BNY Mellon Core Plus Fund
Statement of Investments
January 31, 2025 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 98.1%
Aerospace & Defense — .8%
Rolls-Royce PLC, Gtd. Notes(b)	5.75	10/15/2027	3,983,000	4,044,752
The Boeing Company, Sr. Unscd. Notes	2.20	2/4/2026	6,887,000	6,710,784
The Boeing Company, Sr. Unscd. Notes	5.81	5/1/2050	5,601,000	5,276,375
The Boeing Company, Sr. Unscd. Notes	6.86	5/1/2054	2,370,000	2,545,683
				18,577,594
Agriculture — .3%
BAT Capital Corp., Gtd. Notes	6.34	8/2/2030	1,546,000	1,633,392
BAT Capital Corp., Gtd. Notes	7.08	8/2/2053	556,000	613,977
BAT International Finance PLC, Gtd. Notes	1.67	3/25/2026	1,998,000	1,931,127
Philip Morris International, Inc., Sr. Unscd. Notes(c)	2.10	5/1/2030	3,470,000	3,016,214
				7,194,710
Airlines — 1.5%
Air Canada, Sr. Scd. Notes(b)	3.88	8/15/2026	1,153,000	1,124,789
Air Canada Pass Through Trust, Ser. 2020-2, Cl. A(b)	5.25	4/1/2029	835,187	835,465
American Airlines Pass Through Trust, Ser. 2017-1, Cl. AA	3.65	2/15/2029	127,750	122,198
American Airlines Pass Through Trust, Ser. 2017-2, Cl. AA	3.35	10/15/2029	186,683	175,307
American Airlines Pass Through Trust, Ser. 2019-1, Cl. AA	3.15	2/15/2032	1,705,964	1,567,754
American Airlines, Inc./Aadvantage Loyalty IP Ltd., Sr. Scd. Notes(b)	5.50	4/20/2026	656,667	656,741
American Airlines, Inc./Aadvantage Loyalty IP Ltd., Sr. Scd. Notes(b)	5.75	4/20/2029	8,723,000	8,707,693
Avianca Midco 2 PLC, Sr. Scd. Notes(b)	9.63	2/14/2030	4,451,000	4,361,980
British Airways Pass Through Trust, Ser. 2020-1, Cl. A(b)	4.25	11/15/2032	491,485	468,963
Delta Air Lines, Inc./SkyMiles IP Ltd., Sr. Scd. Notes(b)	4.50	10/20/2025	179,628	178,848
Delta Air Lines, Inc./SkyMiles IP Ltd., Sr. Scd. Notes(b)	4.75	10/20/2028	2,009,000	1,996,825
JetBlue Pass Through Trust, Ser. 2020-1, Cl. A	4.00	11/15/2032	5,869,842	5,486,050
United Airlines Pass Through Trust, Ser. 2019-1, Cl. AA	4.15	8/25/2031	810,043	772,677
United Airlines Pass Through Trust, Ser. 2019-2, Cl. AA	2.70	5/1/2032	2,024,894	1,798,782
United Airlines Pass Through Trust, Ser. 2020-1, Cl. A	5.88	10/15/2027	646,568	657,020
United Airlines Pass Through Trust, Ser. 2023-1, Cl. A	5.80	1/15/2036	1,847,577	1,878,252
United Airlines, Inc., Sr. Scd. Notes(b)	4.38	4/15/2026	278,000	274,175
United Airlines, Inc., Sr. Scd. Notes(b)	4.63	4/15/2029	1,436,000	1,379,623
				32,443,142
Asset-Backed Certificates — 3.8%
AASET, Ser. 2025-1A, Cl. A(b)	5.94	2/16/2050	2,664,000	2,685,253
Amur Equipment Finance Receivables XI LLC, Ser. 2022-2A, Cl. A2(b)	5.30	6/21/2028	190,469	191,234
Auxilior Term Funding LLC, Ser. 2023-1A, Cl. A2(b)	6.18	12/15/2028	745,021	753,357
Blackbird Capital II Aircraft Lease Ltd, Ser. 2021-1A, Cl. A(b)	2.44	7/15/2046	3,640,299	3,348,103
Blue Owl Asset Leasing Trust LLC, Ser. 2024-1A, Cl. A2(b)	5.05	3/15/2029	616,000	617,403
CF Hippolyta Issuer LLC, Ser. 2020-1, Cl. A1(b)	1.69	7/15/2060	3,240,906	3,179,810
CyrusOne Data Centers Issuer I LLC, Ser. 2023-2A, Cl. A2(b)	5.56	11/20/2048	2,424,000	2,416,382
Daimler Trucks Retail Trust, Ser. 2023-1, Cl. A3	5.90	3/15/2027	3,597,000	3,630,140
DataBank Issuer, Ser. 2021-2A, Cl. A2(b)	2.40	10/25/2051	4,198,000	3,992,651

Statement of Investments (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 98.1% (continued)
Asset-Backed Certificates — 3.8% (continued)
DB Master Finance LLC, Ser. 2021-1A, Cl. A2I(b)	2.05	11/20/2051	4,232,110	4,023,310
Domino’s Pizza Master Issuer LLC, Ser. 2021-1A, Cl. A2I(b)	2.66	4/25/2051	3,427,090	3,136,669
EnFin Residential Solar Receivables Trust, Ser. 2024-1A, Cl. A(b)	6.65	2/20/2055	1,915,263	1,946,179
EnFin Residential Solar Receivables Trust, Ser. 2024-2A, Cl. A(b)	5.98	9/20/2055	869,097	842,807
Flexential Issuer, Ser. 2021-1A, Cl. A2(b)	3.25	11/27/2051	4,035,000	3,844,287
GreenSky Home Improvement Issuer Trust, Ser. 2024-2, Cl. A4(b)	5.15	10/27/2059	1,898,677	1,908,848
Hilton Grand Vacations Trust, Ser. 2023-1A, Cl. A(b)	5.72	1/25/2038	451,683	457,549
InStar Leasing III LLC, Ser. 2021-1A, Cl. A(b)	2.30	2/15/2054	1,388,121	1,265,385
Jersey Mike’s Funding LLC, Ser. 2024-1A, Cl. A2(b)	5.64	2/15/2055	1,586,000	1,583,881
MetroNet Infrastructure Issuer LLC, Ser. 2024-1A, Cl. A2(b)	6.23	4/20/2054	425,806	434,936
New Economy Assets Phase 1 Sponsor LLC, Ser. 2021-1, Cl. A1(b)	1.91	10/20/2061	7,596,000	7,031,630
OneMain Financial Issuance Trust, Ser. 2019-2A, Cl. A(b)	3.14	10/14/2036	3,801,000	3,657,683
PMT Issuer Trust - FMSR, Ser. 2021-FT1, Cl. A, (1 Month TSFR + 3.11%)(b),(d)	7.43	3/25/2026	3,714,000	3,730,994
Purewest Funding LLC, Ser. 2021-1, Cl. A1(b)	4.09	12/22/2036	876,675	862,294
Regional Management Issuance Trust, Ser. 2024-1, Cl. A(b)	5.83	7/15/2036	981,000	1,002,115
Regional Management Issuance Trust, Ser. 2024-2, Cl. A(b)	5.11	12/15/2033	2,573,000	2,589,484
SCF Equipment Trust LLC, Ser. 2025-1A, Cl. D(b)	5.88	11/20/2035	353,000	354,011
Slam, Ltd., Ser. 2021-1A, Cl. A(b)	2.43	6/15/2046	7,191,968	6,589,408
TIF Funding II LLC, Ser. 2021-1A, Cl. A(b)	1.65	2/20/2046	2,518,040	2,236,203
TIF Funding III LLC, Ser. 2024-1A, Cl. A(b)	5.48	4/20/2049	3,821,250	3,830,045
Tricon American Homes Trust, Ser. 2018-SFR1, Cl. C(b)	4.04	5/17/2037	4,000,000	3,981,987
Vantage Data Centers Issuer LLC, Ser. 2021-1A, Cl. A2(b)	2.17	10/15/2046	3,750,000	3,563,592
Willis Engine Structured Trust IV, Ser. 2018-A, Cl. A(b)	4.75	9/15/2043	662,381	655,087
Willis Engine Structured Trust VI, Ser. 2021-A, Cl. A(b)	3.10	5/15/2046	3,960,168	3,554,373
				83,897,090
Asset-Backed Certificates/Auto Receivables — 1.8%
Avis Budget Rental Car Funding AESOP LLC, Ser. 2020-1A, Cl. A(b)	2.33	8/20/2026	1,575,000	1,562,425
Bayview Opportunity Master Fund VII LLC, Ser. 2024-CAR1, Cl. A, (1 Month SOFR + 1.10%)(b),(d)	5.45	12/26/2031	852,352	855,246
Bayview Opportunity Master Fund VII Trust, Ser. 2024-SN1, Cl. C(b)	5.83	12/15/2028	1,052,000	1,064,004
Carvana Auto Receivables Trust, Ser. 2021-N1, Cl. C	1.30	1/10/2028	1,031,338	1,001,147
Carvana Auto Receivables Trust, Ser. 2024-P4, Cl. A4	4.74	12/10/2030	2,405,000	2,394,369
Chesapeake Funding II LLC, Ser. 2023-2A, Cl. A1(b)	6.16	10/15/2035	837,743	850,054
Credit Acceptance Auto Loan Trust, Ser. 2022-3A, Cl. A(b)	6.57	10/15/2032	1,206,187	1,210,366
Exeter Automobile Receivables Trust, Ser. 2025-1A, Cl. C	5.09	5/15/2031	11,144,000	11,189,225
Ford Credit Auto Owner Trust, Ser. 2024-1, Cl. A(b)	4.87	8/15/2036	2,394,000	2,409,703
Huntington Bank Auto Credit-Linked, Ser. 2024-2, Cl. B1(b)	5.44	10/20/2032	975,827	982,285
Merchants Fleet Funding LLC, Ser. 2024-1A, Cl. D(b)	6.85	4/20/2037	2,980,000	3,031,986
Octane Receivables Trust, Ser. 2024-3A, Cl. A2(b)	4.94	5/20/2030	1,090,000	1,092,229
OSCAR US Funding XVI LLC, Ser. 2024-1A, Cl. A3(b)	5.54	2/10/2028	1,803,000	1,815,277
Santander Drive Auto Receivables Trust, Ser. 2025-1, Cl. C	5.04	3/17/2031	4,215,000	4,233,496
SFS Auto Receivables Securitization Trust, Ser. 2023-1A, Cl. A2A(b)	5.89	3/22/2027	261,673	262,172
US Bank NA, Ser. 2023-1, Cl. B(b)	6.79	8/25/2032	238,681	242,257

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 98.1% (continued)
Asset-Backed Certificates/Auto Receivables — 1.8% (continued)
Westlake Automobile Receivables Trust, Ser. 2025-1A, Cl. C(b)	5.14	10/15/2030	2,435,000	2,441,752
World Omni Auto Receivables Trust, Ser. 2024-C, Cl. A3	4.43	12/17/2029	2,677,000	2,672,710
				39,310,703
Asset-Backed Certificates/Home Equity Loans — .3%
GS Mortgage-Backed Securities Trust, Ser. 2024-HE1, Cl. A1, (1 Month SOFR + 1.60%)(b),(d)	5.95	8/25/2054	5,971,435	5,983,677
RCKT Mortgage Trust, Ser. 2024-CES2, Cl. A2(b)	6.39	4/25/2044	1,441,865	1,456,877
				7,440,554
Asset-Backed Certificates/Student Loans — .1%
Commonbond Student Loan Trust, Ser. 2019-AGS, Cl. A1(b)	2.54	1/25/2047	1,771,143	1,593,623
SMB Private Education Loan Trust, Ser. 2017-B, Cl. A2B, (1 Month TSFR + 0.86%)(b),(d)	5.17	10/15/2035	17,287	17,269
				1,610,892
Automobiles & Components — 1.2%
Clarios Global LP/Clarios US Finance Co., Sr. Scd. Notes(b)	6.75	2/15/2030	1,410,000	1,433,413
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	2.30	2/10/2025	8,740,000	8,735,294
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	4.54	8/1/2026	3,004,000	2,975,817
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	5.80	3/5/2027	2,491,000	2,514,289
General Motors Financial Co., Inc., Sr. Unscd. Notes	5.90	1/7/2035	5,839,000	5,808,416
The Goodyear Tire & Rubber Company, Gtd. Notes	5.00	7/15/2029	4,660,000	4,352,491
				25,819,720
Banks — 8.1%
Bank of America Corp., Sr. Unscd. Notes	3.42	12/20/2028	1,282,000	1,231,123
Bank of America Corp., Sr. Unscd. Notes	3.97	3/5/2029	5,190,000	5,053,587
Bank of America Corp., Sr. Unscd. Notes	5.29	4/25/2034	12,262,000	12,199,864
Bank of America Corp., Sr. Unscd. Notes	5.47	1/23/2035	2,261,000	2,267,208
Bank of America Corp., Sub. Notes	5.52	10/25/2035	6,260,000	6,125,701
Citigroup, Inc., Ser. EE, Jr. Sub. Notes(e)	6.75	2/15/2030	5,727,000	5,781,696
Citigroup, Inc., Sub. Notes	6.02	1/24/2036	4,566,000	4,585,728
Citizens Bank NA, Sr. Unscd. Notes	2.25	4/28/2025	580,000	576,589
Citizens Financial Group, Inc., Sr. Unscd. Notes	5.72	7/23/2032	3,648,000	3,682,402
Citizens Financial Group, Inc., Sr. Unscd. Notes	5.84	1/23/2030	1,264,000	1,286,281
Citizens Financial Group, Inc., Sr. Unscd. Notes	6.65	4/25/2035	1,712,000	1,813,238
Danske Bank A/S, Sr. Notes(b)	5.71	3/1/2030	6,259,000	6,383,605
Huntington Bancshares, Inc., Sr. Unscd. Notes	5.27	1/15/2031	7,157,000	7,173,447
ING Groep NV, Sr. Unscd. Notes	3.87	3/28/2026	5,462,000	5,453,459
JPMorgan Chase & Co., Jr. Sub. Notes, Ser. HH(e)	4.60	2/1/2025	663,000	663,000
JPMorgan Chase & Co., Sr. Unscd. Notes	2.58	4/22/2032	10,300,000	8,917,476
JPMorgan Chase & Co., Sr. Unscd. Notes	5.30	7/24/2029	3,656,000	3,703,705
JPMorgan Chase & Co., Sub. Notes	5.72	9/14/2033	13,495,000	13,756,092
Morgan Stanley, Sr. Unscd. Notes	4.43	1/23/2030	6,852,000	6,704,692
Morgan Stanley, Sub. Notes	2.48	9/16/2036	9,465,000	7,783,065
Morgan Stanley, Sub. Notes	4.35	9/8/2026	2,500,000	2,484,204
Santander Holdings USA, Inc., Sr. Unscd. Notes	6.50	3/9/2029	875,000	904,641
State Street Corp., Jr. Sub. Notes, Ser. I(e)	6.70	3/15/2029	3,436,000	3,511,929
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.69	6/5/2028	700,000	681,492

Statement of Investments (Unaudited) (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 98.1% (continued)
Banks — 8.1% (continued)
The Goldman Sachs Group, Inc., Sr. Unscd. Notes		3.81	4/23/2029	1,205,000	1,164,983
The Goldman Sachs Group, Inc., Sr. Unscd. Notes		4.48	8/23/2028	1,810,000	1,794,287
The Goldman Sachs Group, Inc., Sr. Unscd. Notes		5.56	11/19/2045	4,043,000	3,935,340
The Goldman Sachs Group, Inc., Sub. Notes		6.75	10/1/2037	9,810,000	10,544,708
The PNC Financial Services Group, Inc., Sr. Unscd. Notes		5.30	1/21/2028	2,278,000	2,303,352
The PNC Financial Services Group, Inc., Sr. Unscd. Notes		6.62	10/20/2027	2,252,000	2,321,952
Truist Bank, Sub. Notes		4.63	9/17/2029	6,880,000	6,719,737
Truist Financial Corp., Sr. Unscd. Notes		5.71	1/24/2035	9,695,000	9,794,870
Truist Financial Corp., Sr. Unscd. Notes		5.87	6/8/2034	804,000	820,019
Truist Financial Corp., Sr. Unscd. Notes		7.16	10/30/2029	1,221,000	1,307,581
U.S. Bancorp, Sr. Unscd. Notes		5.68	1/23/2035	3,734,000	3,771,939
U.S. Bancorp, Sr. Unscd. Notes		5.84	6/12/2034	1,165,000	1,191,194
UBS Group AG, Sr. Unscd. Notes(b)		3.09	5/14/2032	722,000	635,623
UBS Group AG, Sr. Unscd. Notes(b),(c)		5.70	2/8/2035	2,399,000	2,433,970
UBS Group AG, Sr. Unscd. Notes(b)		6.54	8/12/2033	914,000	972,601
Wells Fargo & Co., Sr. Unscd. Notes		5.20	1/23/2030	2,257,000	2,270,856
Wells Fargo & Co., Sr. Unscd. Notes		5.39	4/24/2034	6,330,000	6,282,168
Wells Fargo & Co., Sr. Unscd. Notes		5.57	7/25/2029	3,779,000	3,850,827
Wells Fargo & Co., Sr. Unscd. Notes		6.49	10/23/2034	6,190,000	6,601,141
					181,441,372
Beverage Products — .1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes		4.70	2/1/2036	1,385,000	1,310,165
Building Materials — .2%
Owens Corning, Sr. Unscd. Notes		3.50	2/15/2030	368,000	343,009
Smyrna Ready Mix Concrete LLC, Sr. Scd. Notes(b)		8.88	11/15/2031	4,837,000	5,160,939
					5,503,948
Chemicals — .5%
Braskem Netherlands Finance BV, Gtd. Notes(b),(c)		8.00	10/15/2034	1,517,000	1,465,113
Celanese US Holdings LLC, Gtd. Bonds	EUR	5.59	1/19/2029	4,000,000	4,392,953
Celanese US Holdings LLC, Gtd. Notes		6.80	11/15/2030	2,381,000	2,475,086
Solvay Finance America LLC, Gtd. Notes(b)		5.85	6/4/2034	3,672,000	3,726,655
					12,059,807
Collateralized Loan Obligations Debt — 4.4%
Antares CLO Ltd., Ser. 2017-1A, Cl. CRR, (3 Month TSFR + 2.25%)(b),(d)		6.54	1/20/2037	4,000,000	4,006,840
Apidos CLO XXV, Ser. 2016-25A, Cl. A1R3, (3 Month TSFR + 1.14%)(b),(d)		5.47	1/20/2037	3,333,333	3,339,166
Apidos XXXIX Ltd. CLO, Ser. 2022-39A, Cl. A1, (3 Month TSFR + 1.30%)(b),(d)		5.59	4/21/2035	5,000,000	5,015,870
Ares XLIX CLO Ltd., Ser. 2018-49A, Cl. XR, (3 Month TSFR + 1.10%)(b),(d)		5.39	10/22/2036	6,900,000	6,902,539
BlackRock Shasta CLO XIII LLC, Ser. 2024-1A, Cl. A1, (3 Month TSFR + 1.85%)(b),(d)		6.15	7/15/2036	6,000,000	6,061,152
CARLYLE US CLO Ltd., Ser. 2021-6A, Cl. A1R, (3 Month TSFR + 1.29%)(b),(d)		5.58	1/15/2038	5,900,000	5,950,097

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 98.1% (continued)
Collateralized Loan Obligations Debt — 4.4% (continued)
Cedar Funding VIII CLO Ltd., Ser. 2017-8A, Cl. DRR, (3 Month TSFR + 2.95%)(b),(d)	7.27	1/17/2038	4,439,232	4,455,879
Cerberus Loan Funding XLV LLC, Ser. 2024-1A, Cl. A, (3 Month TSFR + 1.90%)(b),(d)	6.20	4/15/2036	5,000,000	5,025,920
Cerberus Loan Funding XXXIX LP, Ser. 2022-3A, Cl. AR, (3 Month TSFR + 1.40%)(b),(d)	5.70	1/15/2033	3,009,455	3,017,231
Churchill MMSLF CLO-IV Ltd., Ser. 2024-3A, Cl. A, (3 Month TSFR + 1.60%)(b),(d)	6.00	10/22/2035	6,000,000	6,013,176
Fortress Credit Opportunities IX Ltd. CLO, Ser. 2017-9A, Cl. A1TR, (3 Month TSFR + 1.81%)(b),(d)	6.11	10/15/2033	1,800,000	1,801,760
Golub Capital Partners Ltd. CLO, Ser. 2020-47A, Cl. CR, (3 Month TSFR + 2.40%)(b),(d)	6.95	8/5/2037	5,481,000	5,525,533
IVY Hill Middle Market Credit Fund XII Ltd., Ser. 12A, Cl. A2AR, (3 Month TSFR + 2.16%)(b),(d)	6.45	7/20/2033	340,000	340,017
IVY Hill Middle Market Credit Fund XII Ltd., Ser. 12A, Cl. A2RR, (3 Month TSFR + 1.70%)(b),(d)	6.00	4/20/2037	340,000	340,255
IVY Hill Middle Market Credit Fund XVIII Ltd., Ser. 18A, Cl. A1R, (3 Month TSFR + 1.58%)(b),(d)	6.04	1/22/2037	7,850,000	7,852,379
LCM 37 Ltd. CLO, Ser. 37A, Cl. A1R, (3 Month TSFR + 1.06%)(b),(d)	5.36	4/15/2034	5,750,000	5,755,583
MCF CLO VIII Ltd., Ser. 2018-1A, Cl. AR, (3 Month TSFR + 1.95%)(b),(d)	6.24	4/18/2036	4,550,000	4,595,013
MCF CLO VIII Ltd., Ser. 2018-1A, Cl. CR, (3 Month TSFR + 3.10%)(b),(d)	7.39	4/18/2036	6,500,000	6,563,681
MF1 Ltd. CLO, Ser. 2021-FL7, Cl. AS, (1 Month TSFR + 1.56%)(b),(d)	5.86	10/16/2036	6,578,500	6,541,617
MF1 Ltd. CLO, Ser. 2022-FL8, Cl. A, (1 Month TSFR + 1.35%)(b),(d)	5.65	2/19/2037	3,153,038	3,157,257
Neuberger Berman Loan Advisers 47 Ltd. CLO, Ser. 2022-47A, Cl. A, (3 Month TSFR + 1.30%)(b),(d)	5.59	4/14/2035	5,680,688	5,699,014
				97,959,979
Commercial & Professional Services — .6%
Ashtead Capital, Inc., Gtd. Notes(b)	4.00	5/1/2028	1,386,000	1,340,767
Ashtead Capital, Inc., Gtd. Notes(b)	5.95	10/15/2033	2,656,000	2,688,579
Belron UK Finance PLC, Sr. Scd. Notes(b)	5.75	10/15/2029	720,000	713,987
DP World Ltd./United Arab Emirates, Sr. Unscd. Notes	6.85	7/2/2037	690,000	743,939
ERAC USA Finance LLC, Gtd. Notes(b)	5.20	10/30/2034	2,830,000	2,801,933
Global Payments, Inc., Sr. Unscd. Notes	5.40	8/15/2032	1,159,000	1,160,820
Herc Holdings, Inc., Gtd. Notes(b)	5.50	7/15/2027	1,292,000	1,288,185
Prime Security Services Borrower LLC/Prime Finance, Inc., Sr. Scd. Notes(b)	3.38	8/31/2027	1,433,000	1,353,822
Triton Container International, Ltd., Gtd. Notes(b)	3.15	6/15/2031	1,146,000	981,306
				13,073,338
Commercial Mortgage Pass-Through Certificates — 2.4%
Angel Oak Mortgage Trust, Ser. 2024-3, Cl. A2(b)	4.80	11/26/2068	360,035	349,818
BANK5 Trust, Ser. 2024-5YR12, Cl. A2	5.42	12/15/2057	11,436,000	11,604,944
Benchmark Mortgage Trust, Ser. 2024-V11, Cl. A2	5.42	11/15/2057	5,420,069	5,498,027
BRAVO Residential Funding Trust, Ser. 2023-NQM5, Cl. A2(b)	6.86	6/25/2063	1,013,213	1,024,252
BXHPP Trust, Ser. 2021-FILM, Cl. C, (1 Month TSFR + 1.21%)(b),(d)	5.52	8/15/2036	1,181,000	1,120,141
COLT Mortgage Loan Trust, Ser. 2023-3, Cl. A2(b)	7.43	9/25/2068	2,297,079	2,338,400
Commercial Mortgage Trust, Ser. 2015-DC1, Cl. A5	3.35	2/10/2048	207,045	206,744

Statement of Investments (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 98.1% (continued)
Commercial Mortgage Pass-Through Certificates — 2.4% (continued)
Commercial Mortgage Trust, Ser. 2020-CX, Cl. D(b)	2.68	11/10/2046	705,000	550,374
Cross Mortgage Trust, Ser. 2024-H2, Cl. A2(b)	6.42	4/25/2069	973,658	980,773
Cross Mortgage Trust, Ser. 2024-H2, Cl. A3(b)	6.52	4/25/2069	1,260,398	1,267,436
Cross Mortgage Trust, Ser. 2024-H3, Cl. A2(b)	6.58	6/25/2069	2,654,930	2,686,157
Houston Galleria Mall Trust, Ser. 2015-HGLR, Cl. A1A2(b)	3.09	3/5/2037	865,000	862,847
Hudson Yards Mortgage Trust, Ser. 2025-SPRL, Cl. C(b)	5.95	1/13/2040	1,038,000	1,052,176
Imperial Fund Mortgage Trust, Ser. 2023-NQM1, Cl. A1(b)	5.94	2/25/2068	1,030,957	1,033,598
JPMorgan Mortgage Trust, Ser. 2024-CES1, Cl. A2(b)	6.15	6/25/2054	1,905,618	1,914,122
New Residential Mortgage Loan Trust, Ser. 2021-NQ2R, Cl. A1(b)	0.94	10/25/2058	760,526	715,441
New Residential Mortgage Loan Trust, Ser. 2022-NQM1, Cl. A1(b)	2.28	4/25/2061	5,650,789	4,890,020
New Residential Mortgage Loan Trust, Ser. 2024-NQM3, Cl. A1(b)	5.47	11/25/2064	3,078,322	3,066,970
NY Commercial Mortgage Trust, Ser. 2025-299P, Cl. A(b)	5.66	2/10/2035	1,003,000	1,024,338
NYMT Loan Trust, Ser. 2024-BPL2, Cl. A1(b)	6.51	5/25/2039	4,605,000	4,646,657
OBX Trust, Ser. 2024-NQM18, Cl. A1(b)	5.41	10/25/2064	1,885,921	1,885,683
Towd Point Mortgage Trust, Ser. 2023-1, Cl. A1(b)	3.75	1/25/2063	924,102	880,108
Verus Securitization Trust, Ser. 2020-1, Cl. A1(b)	3.42	1/25/2060	121,790	119,247
Verus Securitization Trust, Ser. 2024-9, Cl. A1(b)	5.44	11/25/2069	2,288,522	2,284,761
Wells Fargo Commercial Mortgage Trust, Ser. 2015-C31, Cl. A3	3.43	11/15/2048	1,834,566	1,824,361
				53,827,395
Consumer Discretionary — .9%
Carnival Corp., Gtd. Notes(b)	6.00	5/1/2029	1,310,000	1,313,351
International Game Technology PLC, Sr. Scd. Notes(b)	5.25	1/15/2029	5,625,000	5,538,628
Las Vegas Sands Corp., Sr. Unscd. Notes	3.50	8/18/2026	5,000,000	4,883,732
Life Time, Inc., Sr. Scd. Notes(b)	6.00	11/15/2031	1,708,000	1,709,371
NCL Corp. Ltd., Sr. Unscd. Notes(b)	6.75	2/1/2032	5,578,000	5,668,581
Wynn Macau Ltd., Sr. Unscd. Notes(b)	5.63	8/26/2028	2,235,000	2,158,353
				21,272,016
Diversified Financials — .3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Gtd. Notes	6.95	3/10/2055	778,000	797,905
Aircastle Ltd./Aircastle Ireland DAC, Sr. Unscd. Notes(b)	5.75	10/1/2031	1,539,000	1,552,802
Capital One Financial Corp., Sub. Notes	6.18	1/30/2036	2,264,000	2,274,736
LSEGA Financing PLC, Gtd. Notes(b)	2.50	4/6/2031	1,026,000	881,477
Nasdaq, Inc., Sr. Unscd. Notes	5.35	6/28/2028	1,069,000	1,086,703
				6,593,623
Energy — 5.8%
Azule Energy Finance PLC, Gtd. Notes(b)	8.13	1/23/2030	2,220,000	2,253,300
BP Capital Markets PLC, Gtd. Notes(c),(e)	4.38	6/22/2025	933,000	930,221
Cheniere Energy Partners LP, Gtd. Notes	3.25	1/31/2032	650,000	564,325
Cheniere Energy Partners LP, Gtd. Notes	5.95	6/30/2033	662,000	676,871
Cheniere Energy, Inc., Sr. Unscd. Notes	5.65	4/15/2034	1,317,000	1,317,394
CITGO Petroleum Corp., Sr. Scd. Notes(b)	8.38	1/15/2029	3,334,000	3,448,035
Coterra Energy, Inc., Sr. Unscd. Notes	5.90	2/15/2055	5,071,000	4,789,126
CVR Energy, Inc., Gtd. Bonds(b)	5.75	2/15/2028	3,388,000	3,192,772
DT Midstream, Inc., Sr. Scd. Notes(b)	4.30	4/15/2032	2,982,000	2,752,053
DT Midstream, Inc., Sr. Scd. Notes(b)	5.80	12/15/2034	7,801,000	7,793,504

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 98.1% (continued)
Energy — 5.8% (continued)
Eastern Energy Gas Holdings LLC, Sr. Unscd. Notes	6.20	1/15/2055	1,861,000	1,910,886
Empresa Nacional del Petroleo, Sr. Unscd. Notes(b)	5.95	7/30/2034	681,000	674,639
Enbridge, Inc., Jr. Sub. Notes	7.38	3/15/2055	5,806,000	6,031,302
Energy Transfer LP, Sr. Unscd. Notes	5.55	5/15/2034	538,000	533,230
Energy Transfer LP, Sr. Unscd. Notes	5.95	5/15/2054	1,332,000	1,282,406
Energy Transfer LP, Sr. Unscd. Notes	6.25	4/15/2049	7,280,000	7,295,636
Geopark Ltd., Gtd. Notes(b)	8.75	1/31/2030	4,037,000	4,012,778
Global Partners LP/GLP Finance Corp., Gtd. Notes	6.88	1/15/2029	1,224,000	1,242,262
Global Partners LP/GLP Finance Corp., Gtd. Notes(b)	8.25	1/15/2032	6,342,000	6,624,606
Hess Midstream Operations LP, Gtd. Notes(b)	5.50	10/15/2030	1,215,000	1,200,395
Howard Midstream Energy Partners LLC, Sr. Unscd. Notes(b)	7.38	7/15/2032	3,232,000	3,362,082
Howard Midstream Energy Partners LLC, Sr. Unscd. Notes(b)	8.88	7/15/2028	1,819,000	1,920,011
Ithaca Energy North Sea PLC, Sr. Unscd. Notes(b)	8.13	10/15/2029	5,530,000	5,664,418
MPLX LP, Sr. Unscd. Notes	4.13	3/1/2027	855,000	843,379
MPLX LP, Sr. Unscd. Notes	5.20	12/1/2047	1,180,000	1,043,115
NGPL PipeCo LLC, Sr. Unscd. Notes(b)	3.25	7/15/2031	2,644,000	2,290,161
NGPL PipeCo LLC, Sr. Unscd. Notes(b)	7.77	12/15/2037	2,180,000	2,445,339
Occidental Petroleum Corp., Sr. Unscd. Notes	6.45	9/15/2036	5,605,000	5,753,353
ONEOK, Inc., Gtd. Notes	5.80	11/1/2030	1,366,000	1,407,812
ONEOK, Inc., Gtd. Notes	6.10	11/15/2032	779,000	806,860
Petroleos del Peru SA, Sr. Unscd. Notes(b)	4.75	6/19/2032	2,970,000	2,268,954
Petroleos Mexicanos, Gtd. Notes	6.50	3/13/2027	5,665,000	5,468,741
Plains All American Pipeline LP, Sr. Unscd. Notes	5.95	6/15/2035	11,034,000	11,170,860
Saudi Arabian Oil Co., Sr. Unscd. Notes(b)	5.75	7/17/2054	2,985,000	2,798,326
South Bow USA Infrastructure Holdings LLC, Gtd. Notes(b)	5.03	10/1/2029	2,093,000	2,060,052
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	4.88	2/1/2031	1,595,000	1,546,673
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	5.00	1/15/2028	1,136,000	1,132,140
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	5.50	3/1/2030	5,070,000	5,084,079
Tecpetrol SA, Sr. Unscd. Notes(b)	7.63	1/22/2033	6,630,000	6,669,051
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes(b)	6.25	1/15/2030	4,355,000	4,437,688
Venture Global LNG, Inc., Sr. Scd. Notes(b)	8.13	6/1/2028	3,145,000	3,288,645
				129,987,480
Food Products — .9%
Bimbo Bakeries USA, Inc., Gtd. Notes(b)	4.00	5/17/2051	2,595,000	1,889,591
Bimbo Bakeries USA, Inc., Gtd. Notes(b)	5.38	1/9/2036	417,000	403,699
Bimbo Bakeries USA, Inc., Gtd. Notes(b)	6.40	1/15/2034	3,274,000	3,424,444
JBS USA Holding Lux Sarl/JBS USA Food Co./JBS Lux Co. Sarl, Gtd. Notes	3.63	1/15/2032	1,477,000	1,307,766
MARB BondCo PLC, Gtd. Bonds(b)	3.95	1/29/2031	898,000	765,834
NBM US Holdings, Inc., Gtd. Notes(b)	6.63	8/6/2029	970,000	966,618
The J.M. Smucker Company, Sr. Unscd. Notes	4.25	3/15/2035	6,000,000	5,444,190

Statement of Investments (Unaudited) (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 98.1% (continued)
Food Products — .9% (continued)
The J.M. Smucker Company, Sr. Unscd. Notes		6.50	11/15/2053	921,000	983,316
Viking Baked Goods Acquisition Corp., Sr. Scd. Notes(b),(c)		8.63	11/1/2031	4,451,000	4,362,499
					19,547,957
Foreign Governmental — 4.6%
Brazil Notas do Tesouro Nacional, Ser. F, Notes	BRL	10.00	1/1/2029	15,000	2,232
Japan, (30 Year Issue), Bonds, Ser. 83	JPY	2.20	6/20/2054	4,601,100,000	29,198,429
Mexico, Sr. Unscd. Notes		6.88	5/13/2037	5,578,000	5,613,346
New South Wales Treasury Corp., Govt. Gtd. Notes	AUD	1.75	3/20/2034	10,300,000	4,866,155
Poland, Sr. Unscd. Notes		5.50	3/18/2054	3,512,000	3,268,926
Queensland Treasury Corp., Govt. Gtd. Bonds(b)	AUD	1.75	7/20/2034	7,804,000	3,611,543
Romania, Sr. Unscd. Notes(b)		5.75	3/24/2035	5,740,000	5,158,825
Treasury Corp. of Victoria, Govt. Gtd. Notes	AUD	5.25	9/15/2038	26,835,000	16,258,562
United Kingdom Gilt, Bonds	GBP	1.50	7/31/2053	58,567,000	34,052,506
					102,030,524
Forest Products & Paper — .2%
Suzano Austria GmbH, Gtd. Notes		3.75	1/15/2031	5,766,000	5,136,604
Health Care — 1.5%
Amgen, Inc., Sr. Unscd. Notes		5.25	3/2/2030	693,000	702,092
Amgen, Inc., Sr. Unscd. Notes		5.65	3/2/2053	1,659,000	1,604,391
Bayer US Finance II LLC, Gtd. Notes(b)		4.63	6/25/2038	1,807,000	1,527,595
Bayer US Finance LLC, Gtd. Notes(b)		6.50	11/21/2033	2,095,000	2,158,636
CVS Health Corp., Jr. Sub. Notes		6.75	12/10/2054	3,447,000	3,416,628
CVS Health Corp., Sr. Unscd. Notes		1.30	8/21/2027	2,627,000	2,397,775
CVS Health Corp., Sr. Unscd. Notes		4.25	4/1/2050	4,505,000	3,317,090
GE HealthCare Technologies, Inc., Sr. Unscd. Notes		4.80	8/14/2029	1,919,000	1,909,444
HCA, Inc., Gtd. Notes		3.13	3/15/2027	851,000	821,260
HCA, Inc., Gtd. Notes		5.45	9/15/2034	1,904,000	1,865,913
Royalty Pharma PLC, Gtd. Notes		2.15	9/2/2031	2,258,000	1,864,164
Royalty Pharma PLC, Gtd. Notes		2.20	9/2/2030	4,242,000	3,626,255
STERIS Irish FinCo Unlimited Co., Gtd. Notes		2.70	3/15/2031	3,944,000	3,425,232
Teva Pharmaceutical Finance Netherlands III BV, Gtd. Notes(c)		5.13	5/9/2029	355,000	347,593
UnitedHealth Group, Inc., Sr. Unscd. Notes		3.05	5/15/2041	2,964,000	2,142,053
Zimmer Biomet Holdings, Inc., Sr. Unscd. Notes		5.35	12/1/2028	2,323,000	2,361,485
					33,487,606
Industrial — .2%
Benteler International AG, Sr. Scd. Notes(b),(c)		10.50	5/15/2028	3,219,000	3,425,196
Terex Corp., Gtd. Notes(b)		6.25	10/15/2032	494,000	488,962
					3,914,158
Information Technology — .5%
Fiserv, Inc., Sr. Unscd. Notes		5.60	3/2/2033	795,000	805,760
Oracle Corp., Sr. Unscd. Notes		5.38	9/27/2054	7,580,000	6,932,946
VMware LLC, Sr. Unscd. Notes		2.20	8/15/2031	3,657,000	3,051,864
					10,790,570
Insurance — 1.0%
Allianz SE, Jr. Sub. Bonds(b),(e)		3.20	10/30/2027	1,800,000	1,599,051
Allianz SE, Jr. Sub. Notes(b),(e)		3.50	11/17/2025	1,600,000	1,561,281

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 98.1% (continued)
Insurance — 1.0% (continued)
American International Group, Inc., Sr. Unscd. Notes	4.38	6/30/2050	4,150,000	3,423,881
Corebridge Financial, Inc., Sr. Unscd. Notes	4.40	4/5/2052	4,085,000	3,274,582
Corebridge Financial, Inc., Sr. Unscd. Notes(c)	5.75	1/15/2034	8,723,000	8,878,231
The Allstate Corp., Jr. Sub. Bonds	6.50	5/15/2057	2,325,000	2,339,018
Unum Group, Sr. Unscd. Notes	6.00	6/15/2054	1,243,000	1,234,971
				22,311,015
Materials — .7%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Sr. Unscd. Notes(b)	4.00	9/1/2029	584,000	510,342
Canpack SA/Canpack US LLC, Gtd. Notes(b)	3.88	11/15/2029	4,890,000	4,421,925
Sealed Air Corp., Gtd. Notes(b),(c)	6.50	7/15/2032	5,475,000	5,565,836
Sealed Air Corp., Sr. Scd. Notes(b)	1.57	10/15/2026	3,734,000	3,528,236
Smurfit Westrock Financing DAC, Gtd. Notes(b)	5.42	1/15/2035	1,137,000	1,137,032
				15,163,371
Media — .9%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes	5.38	5/1/2047	1,446,000	1,189,120
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes	6.55	6/1/2034	4,270,000	4,368,790
Paramount Global, Sr. Unscd. Notes	5.85	9/1/2043	4,847,000	4,269,968
Sirius XM Radio, Inc., Gtd. Notes(b)	4.00	7/15/2028	6,060,000	5,671,708
Sunrise FinCo I BV, Sr. Scd. Notes(b)	4.88	7/15/2031	4,248,000	3,945,925
				19,445,511
Metals & Mining — .3%
AngloGold Ashanti Holdings PLC, Gtd. Notes	3.75	10/1/2030	2,163,000	1,955,468
Cleveland-Cliffs, Inc., Gtd. Notes(b),(c)	7.00	3/15/2032	2,966,000	2,962,440
Newmont Corp./Newcrest Finance Pty Ltd., Gtd. Notes	3.25	5/13/2030	1,171,000	1,082,994
				6,000,902
Municipal Securities — .3%
California, GO (Build America Bonds)	7.30	10/1/2039	3,705,000	4,195,008
University of Michigan, Revenue Bonds, Refunding, Ser. C	3.60	4/1/2047	2,449,000	1,996,137
				6,191,145
Real Estate — 3.7%
Agree LP, Gtd. Notes	2.00	6/15/2028	8,850,000	8,068,324
Alexandria Real Estate Equities, Inc., Gtd. Notes	4.75	4/15/2035	566,000	531,047
American Homes 4 Rent LP, Sr. Unscd. Notes	5.25	3/15/2035	4,624,000	4,492,919
American Homes 4 Rent LP, Sr. Unscd. Notes	5.50	2/1/2034	5,475,000	5,445,557
American Tower Corp., Sr. Unscd. Notes	5.55	7/15/2033	2,412,000	2,429,803
Boston Properties LP, Sr. Unscd. Notes(c)	5.75	1/15/2035	5,600,000	5,483,641
Brixmor Operating Partnership LP, Sr. Unscd. Notes	3.85	2/1/2025	1,158,000	1,158,000
COPT Defense Properties LP, Gtd. Notes	2.25	3/15/2026	5,000,000	4,856,611
Cousins Properties LP, Gtd. Notes	5.38	2/15/2032	2,395,000	2,361,585
EPR Properties, Gtd. Notes	4.50	4/1/2025	3,802,000	3,798,273
EPR Properties, Gtd. Notes	4.75	12/15/2026	5,000,000	4,958,064
Extra Space Storage LP, Gtd. Notes	2.35	3/15/2032	1,582,000	1,301,749
Extra Space Storage LP, Gtd. Notes	5.70	4/1/2028	860,000	878,378

Statement of Investments (Unaudited) (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 98.1% (continued)
Real Estate — 3.7% (continued)
Healthcare Realty Holdings LP, Gtd. Notes		3.50	8/1/2026	7,500,000	7,351,966
Iron Mountain, Inc., Gtd. Notes(b)		4.88	9/15/2029	4,575,000	4,388,667
Kite Realty Group LP, Sr. Unscd. Notes		4.00	10/1/2026	1,071,000	1,058,280
Kite Realty Group LP, Sr. Unscd. Notes		4.95	12/15/2031	2,393,000	2,334,565
Kite Realty Group LP, Sr. Unscd. Notes		5.50	3/1/2034	407,000	404,514
Kite Realty Group Trust, Sr. Unscd. Notes		4.00	3/15/2025	1,250,000	1,247,361
Omega Healthcare Investors, Inc., Gtd. Notes		5.25	1/15/2026	4,500,000	4,510,191
Phillips Edison Grocery Center Operating Partnership I LP, Gtd. Notes		5.75	7/15/2034	2,012,000	2,021,484
Rexford Industrial Realty LP, Gtd. Notes		2.15	9/1/2031	2,170,000	1,798,598
SBA Tower Trust, Asset Backed Notes(b)		2.59	10/15/2031	3,251,000	2,706,800
Scentre Group Trust 2, Gtd. Bonds(b),(c)		4.75	9/24/2080	1,696,000	1,681,405
Store Capital LLC, Sr. Unscd. Notes		4.63	3/15/2029	2,825,000	2,731,731
Vornado Realty LP, Sr. Unscd. Notes		2.15	6/1/2026	4,625,000	4,423,805
					82,423,318
Retailing — .5%
Asbury Automotive Group, Inc., Gtd. Notes(b),(c)		5.00	2/15/2032	4,791,000	4,486,080
AutoZone, Inc., Sr. Unscd. Notes		4.75	2/1/2033	2,195,000	2,112,068
Macy’s Retail Holdings LLC, Gtd. Notes(b)		5.88	3/15/2030	4,292,000	4,132,150
					10,730,298
Semiconductors & Semiconductor Equipment — .8%
Broadcom, Inc., Sr. Unscd. Notes(b)		3.19	11/15/2036	5,994,000	4,810,135
Micron Technology, Inc., Sr. Unscd. Notes		5.30	1/15/2031	1,347,000	1,348,152
Micron Technology, Inc., Sr. Unscd. Notes		5.80	1/15/2035	5,831,000	5,878,138
NXP BV/NXP Funding LLC/NXP USA, Inc., Gtd. Notes		3.25	5/11/2041	6,525,000	4,763,176
NXP BV/NXP Funding LLC/NXP USA, Inc., Gtd. Notes		4.30	6/18/2029	1,708,000	1,661,194
					18,460,795
Technology Hardware & Equipment — .1%
Dell International LLC/EMC Corp., Gtd. Notes		3.45	12/15/2051	1,373,000	923,102
Dell International LLC/EMC Corp., Sr. Unscd. Notes		6.02	6/15/2026	472,000	478,659
Kyndryl Holdings, Inc., Sr. Unscd. Notes		2.05	10/15/2026	1,821,000	1,737,593
					3,139,354
Telecommunication Services — 1.4%
AT&T, Inc., Sr. Unscd. Bonds		4.90	8/15/2037	1,065,000	1,004,361
AT&T, Inc., Sr. Unscd. Notes		2.55	12/1/2033	9,905,000	7,999,143
Iliad Holding SASU, Sr. Scd. Notes(b)		8.50	4/15/2031	1,849,000	1,986,723
T-Mobile USA, Inc., Gtd. Notes		2.40	3/15/2029	2,093,000	1,894,476
T-Mobile USA, Inc., Gtd. Notes		6.00	6/15/2054	2,574,000	2,608,005
Verizon Communications, Inc., Sr. Unscd. Notes	EUR	3.50	6/28/2032	16,048,000	16,939,472
					32,432,180
Transportation — .1%
Norfolk Southern Corp., Sr. Unscd. Notes		5.55	3/15/2034	1,544,000	1,583,113
U.S. Government Agencies Collateralized Mortgage Obligations — .2%
Federal Home Loan Mortgage Corp., REMIC, Ser. 5010, Cl. EA(f)		1.00	8/15/2047	3,797,590	3,403,895
Government National Mortgage Association, Ser. 2023-19, Cl. WB		5.66	11/20/2051	1,357,357	1,377,148
					4,781,043

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 98.1% (continued)
U.S. Government Agencies Mortgage-Backed — 28.2%
Federal Home Loan Mortgage Corp.:
2.00%, 9/1/2050-3/1/2051(f)			10,200,098	8,040,466
2.50%, 7/1/2050-3/1/2052(f)			91,894,395	76,163,208
3.00%, 9/1/2047-7/1/2052(f)			35,661,651	30,820,179
3.50%, 8/1/2046-12/1/2048(f)			44,984,894	40,426,949
4.50%, 6/1/2052-10/1/2052(f)			8,281,030	7,833,697
5.00%, 9/1/2052-11/1/2054(f)			43,248,498	42,115,556
5.50%, 9/1/2052-4/1/2054(f)			22,632,264	22,625,288
6.00%, 7/1/2054-10/1/2054(f)			25,903,684	26,199,144
Federal National Mortgage Association:
2.00%, 3/1/2036-9/1/2050(f)			24,048,579	20,093,957
2.50%, 5/1/2037-4/1/2052(f)			54,661,619	45,622,377
3.00%, 10/1/2030-3/1/2052(f)			92,502,026	80,477,432
3.50%, 11/1/2042-7/1/2052(f)			22,016,464	19,729,595
4.00%, 5/1/2052-7/1/2052(f)			32,354,636	29,744,527
4.50%, 3/1/2038-7/1/2052(f)			25,608,769	24,492,352
5.00%, 7/1/2053(f)			10,380,748	10,035,819
5.50%, 11/1/2053-9/1/2054(f)			46,239,995	46,080,473
6.00%, 6/1/2054-9/1/2054(f)			63,276,236	64,122,261
Government National Mortgage Association II:
2.00%, 10/20/2050			7,527,651	5,951,901
2.50%, 10/20/2046-10/20/2050			24,996,171	21,222,310
3.00%, 8/20/2046-12/20/2048			5,288,989	4,673,957
4.00%, 1/20/2048			651,722	608,044
4.50%, 7/20/2048			1,215,717	1,166,333
				628,245,825
U.S. Treasury Securities — 15.0%
U.S. Treasury Bonds	3.00	11/15/2044	2,699,000	2,056,828
U.S. Treasury Bonds(c)	4.25	8/15/2054	7,525,000	6,863,035
U.S. Treasury Bonds	4.50	11/15/2054	1,586,000	1,510,789
U.S. Treasury Bonds	4.63	5/15/2054	9,152,000	8,883,160
U.S. Treasury Bonds	4.63	5/15/2044	86,767,000	84,347,014
U.S. Treasury Bonds	4.75	11/15/2043	24,901,000	24,662,690
U.S. Treasury Bonds(c)	5.00	5/15/2037	3,011,300	3,134,399
U.S. Treasury Notes	4.13	11/30/2029	17,279,000	17,131,183
U.S. Treasury Notes	4.25	6/30/2031	46,858,000	46,405,893
U.S. Treasury Notes	4.25	11/15/2034	5,230,000	5,108,648
U.S. Treasury Notes	4.63	2/28/2026	27,684,000	27,790,256
U.S. Treasury Notes(c)	4.63	4/30/2029	75,039,000	75,928,622
U.S. Treasury Notes	4.63	5/31/2031	11,509,000	11,634,880
U.S. Treasury Notes	4.88	11/30/2025	19,746,000	19,840,300
				335,297,697
Utilities — 3.9%
AES Andes SA, Jr. Sub. Notes(b)	6.35	10/7/2079	1,419,000	1,417,056
AES Panama Generation Holdings SRL, Sr. Scd. Notes(b)	4.38	5/31/2030	1,262,010	1,104,518
Ameren Corp., Sr. Unscd. Notes	1.75	3/15/2028	3,952,000	3,589,533

Statement of Investments (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 98.1% (continued)
Utilities — 3.9% (continued)
Arizona Public Service Co., Sr. Unscd. Notes	4.25	3/1/2049	4,338,000	3,410,561
Baltimore Gas & Electric Co., Sr. Unscd. Notes	2.25	6/15/2031	5,026,000	4,293,757
CMS Energy Corp., Jr. Sub. Notes	3.75	12/1/2050	1,186,000	1,039,318
Constellation Energy Generation LLC, Sr. Unscd. Notes	5.80	3/1/2033	2,736,000	2,791,267
DTE Energy Co., Sr. Unscd. Notes	4.95	7/1/2027	2,703,000	2,714,306
Duke Energy Corp., Sr. Unscd. Notes	5.00	8/15/2052	5,050,000	4,377,662
Electricite de France SA, Sr. Unscd. Notes(b)	5.70	5/23/2028	583,000	594,835
Electricite de France SA, Sr. Unscd. Notes(b)	6.90	5/23/2053	1,361,000	1,454,564
Enel Finance International NV, Gtd. Notes(b)	5.50	6/26/2034	1,492,000	1,474,432
Enel Finance International NV, Gtd. Notes(b)	7.50	10/14/2032	871,000	970,706
Eversource Energy, Sr. Unscd. Notes	5.50	1/1/2034	1,197,000	1,190,615
Exelon Corp., Sr. Unscd. Notes	4.05	4/15/2030	5,833,000	5,573,641
Exelon Corp., Sr. Unscd. Notes	5.45	3/15/2034	882,000	882,919
Exelon Corp., Sr. Unscd. Notes	5.63	6/15/2035	5,765,000	5,792,698
FirstEnergy Corp., Sr. Unscd. Notes, Ser. C	4.85	7/15/2047	5,129,000	4,365,823
IPALCO Enterprises, Inc., Sr. Scd. Notes	4.25	5/1/2030	1,814,000	1,721,928
IPALCO Enterprises, Inc., Sr. Scd. Notes	5.75	4/1/2034	7,329,000	7,351,511
Jersey Central Power & Light Co., Sr. Unscd. Notes(b)	2.75	3/1/2032	1,810,000	1,543,361
Jersey Central Power & Light Co., Sr. Unscd. Notes(b)	5.10	1/15/2035	2,231,000	2,174,762
Louisville Gas & Electric Co., First Mortgage Bonds	4.38	10/1/2045	1,410,000	1,168,859
Niagara Mohawk Power Corp., Sr. Unscd. Notes(b)	5.66	1/17/2054	878,000	843,636
NiSource, Inc., Sr. Unscd. Notes	3.60	5/1/2030	1,297,000	1,215,198
NiSource, Inc., Sr. Unscd. Notes	5.35	4/1/2034	7,152,000	7,106,754
Pacific Gas & Electric Co., First Mortgage Bonds	2.10	8/1/2027	2,060,000	1,905,111
Piedmont Natural Gas Co., Inc., Sr. Unscd. Notes	3.50	6/1/2029	3,262,000	3,087,626
Public Service Enterprise Group, Inc., Sr. Unscd. Notes	5.45	4/1/2034	2,403,000	2,392,876
Public Service Enterprise Group, Inc., Sr. Unscd. Notes	6.13	10/15/2033	1,574,000	1,645,092
Puget Energy, Inc., Sr. Scd. Notes	2.38	6/15/2028	1,709,000	1,568,936
Rochester Gas & Electric Corp., First Mortgage Bonds(b)	3.10	6/1/2027	1,969,000	1,893,735
The AES Corp., Jr. Sub. Notes	6.95	7/15/2055	4,642,000	4,547,590
				87,205,186
Total Bonds and Notes (cost $2,253,089,827)				2,187,641,700

	1-Day Yield (%)	Shares
Investment Companies — .1%
Registered Investment Companies — .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(g) (cost $1,807,623)	4.42	1,807,623	1,807,623

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned — .7%
Registered Investment Companies — .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(g) (cost $16,109,425)	4.42	16,109,425	16,109,425
Total Investments (cost $2,271,006,875)		98.9%	2,205,558,748
Cash and Receivables (Net)		1.1%	25,546,778
Net Assets		100.0%	2,231,105,526

AUD—Australian Dollar
BRL—Brazilian Real
EUR—Euro
GBP—British Pound
GO—Government Obligation
JPY—Japanese Yen
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
TSFR—Term Secured Overnight Financing Rate Reference Rates

(a)	Amount stated in U.S. Dollars unless otherwise noted above.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2025, these securities amounted to $481,931,957 or 21.6% of net assets.

(c)
Security, or portion thereof, on loan. At January 31, 2025, the value of the fund’s securities on loan was $39,225,913 and the value of the collateral was
$40,772,624, consisting of cash collateral of $16,109,425 and U.S. Government & Agency securities valued at $24,663,199.  In addition, the value of collateral may include pending sales that are also on loan.

(d)
Variable rate security—Interest rate resets periodically and the rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

(e)	Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.
(f)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(g)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Statement of Investments (Unaudited) (continued)

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
U.S. Treasury 2 Year Notes	286	3/31/2025	58,788,375	58,808,750	20,375
U.S. Treasury 5 Year Notes	3,246	3/31/2025	346,665,485	345,343,985	(1,321,500)
U.S. Treasury 10 Year Notes	245	3/20/2025	26,679,661	26,666,719	(12,942)
U.S. Treasury Long Bonds	527	3/20/2025	61,639,385	60,028,594	(1,610,791)
U.S. Treasury Ultra Long-Term Bonds	660	3/20/2025	78,164,578	78,189,375	24,797
Futures Short
Australian Treasury 10 Year Bonds	421	3/17/2025	29,544,168(a)	29,396,992	147,176
Canadian 10 Year Bonds	528	3/20/2025	43,968,600(a)	45,023,594	(1,054,994)
Euro-Bobl	73	3/6/2025	9,046,657(a)	8,892,997	153,660
Euro-Bund	91	3/6/2025	12,926,568(a)	12,510,339	416,229
Japanese 10 Year Bonds	176	3/13/2025	161,621,211(a)	159,630,678	1,990,533
Ultra 10 Year U.S. Treasury Notes	835	3/20/2025	92,620,391	92,998,125	(377,734)
Gross Unrealized Appreciation					2,752,770
Gross Unrealized Depreciation					(4,377,961)

(a)	Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
United States Dollar	25,287,410	Euro	24,471,000	2/10/2025	(110,168)
United States Dollar	30,493,825	Japanese Yen	4,768,729,000	2/10/2025	(291,656)
United States Dollar	821,322	Swedish Krona	9,060,000	2/10/2025	3,722
Swedish Krona	13,070,000	United States Dollar	1,186,498	2/10/2025	(7,024)
Romania New Leu	2,678,000	United States Dollar	554,628	2/10/2025	3,571
United States Dollar	36,933,085	British Pound	29,759,000	2/10/2025	36,393
Euro	850,000	United States Dollar	876,631	2/10/2025	5,554
United States Dollar	864,325	Euro	827,000	2/10/2025	6,012
Euro	419,000	United States Dollar	440,384	2/10/2025	(5,519)
United States Dollar	27,350,746	Australian Dollar	44,035,000	2/10/2025	(26,380)
United States Dollar	882,311	British Pound	714,000	2/10/2025	(2,942)
Swedish Krona	19,496,000	United States Dollar	1,752,657	2/10/2025	6,717
Canadian Dollar	3,530,000	United States Dollar	2,450,667	2/10/2025	(20,815)
United States Dollar	2,543	Brazilian Real	15,000	3/6/2025	(2)
Citigroup Global Markets Inc.
Euro	1,025,000	United States Dollar	1,061,759	2/10/2025	2,052
British Pound	1,000,000	United States Dollar	1,224,156	2/10/2025	15,694

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs & Co. LLC
United States Dollar	1,429,832	Swedish Krona	15,795,000	2/10/2025	4,446
Gross Unrealized Appreciation					84,161
Gross Unrealized Depreciation					(464,506)

Centrally Cleared Credit Default Swaps
Reference Obligations	Maturity Date	Notional Amount ($)(a)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:(b)
Markit CDX North America Investment Grade Index Series 43, Paid 3 Month Fixed Rate of 1.00%	12/20/2029	14,185,000	(338,688)	(301,397)	(37,291)
Sold Contracts:(c)
Markit CDX North America High Yield Index Series 43, Received 3 Month Fixed Rate of 5.00%	12/20/2029	22,000,000	1,921,897	1,758,007	163,890
Gross Unrealized Appreciation					163,890
Gross Unrealized Depreciation					(37,291)

(a)
The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(b)
If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

(c)
If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
GBP Maturity Fixed at 3.78%	GBP - UKRPI at Maturity	4/22/2034	22,404,993	378,916	(17,547)	396,463
GBP Maturity Fixed at 3.71%	GBP - UKRPI at Maturity	5/16/2034	24,388,833	296,602	12,173	284,429
USD - CPURNSA at Maturity	USD Maturity Fixed at 2.52%	7/5/2054	10,345,000	(79,172)	—	(79,172)
USD - CPURNSA at Maturity	USD Maturity Fixed at 2.48%	7/11/2054	10,410,000	(15,483)	3,239	(18,722)
EUR Maturity Fixed at 2.46%	EUR - CPTFEMU at Maturity	7/9/2054	9,435,153	718,268	—	718,268
EUR Maturity Fixed at 2.47%	EUR - CPTFEMU at Maturity	7/9/2054	9,435,153	724,285	—	724,285
USD - CPURNSA at Maturity	USD Maturity Fixed at 2.46%	10/4/2034	87,000,000	752,532	4,427	748,105

Statement of Investments (Unaudited) (continued)
Centrally Cleared Interest Rate Swaps (continued)
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
EUR Maturity Fixed at 2.53%	EUR - CPTFEMU at Maturity	4/22/2054	8,600,046	840,855	536,395	304,460
GBP Maturity Fixed at 3.49%	GBP - UKRPI at Maturity	8/22/2034	39,701,598	(377,799)	(357,281)	(20,518)
USD - CPURNSA at Maturity	USD Maturity Fixed at 2.54%	4/22/2054	18,690,000	(185,211)	(289,675)	104,464
EUR 12 Month Fixed at 2.25%	EUR 6 Month EURIBOR at 3.09%	10/4/2029	38,902,500	(214,416)	(249,405)	34,989
EUR 12 Month Fixed at 2.70%	EUR 6 Month EURIBOR at 2.59%	7/26/2029	33,196,800	1,024,333	461,347	562,986
SEK 3 Month STIBOR at 2.54%	SEK 12 Month Fixed at 2.07%	10/4/2029	34,271,902	150,612	538,783	(388,171)
SEK 3 Month STIBOR at 2.41%	SEK 12 Month Fixed at 2.39%	7/26/2029	31,430,942	(533,898)	48,045	(581,943)
Gross Unrealized Appreciation						3,878,449
Gross Unrealized Depreciation						(1,088,526)

CPTFEMU—Eurostat Eurozone HICP Ex Tobacco Unrevised NSA
CPURNSA—US CPI Urban Consumers NSA
EUR—Euro
EURIBOR—Euro Interbank Offered Rate
GBP—British Pound
SEK—Swedish Krona
STIBOR—Stockholm Interbank Offered Rate
UKRPI—UK RPI All Items NSA
USD—United States Dollar
See notes to statement of investments.

Statement of Investments
BNY Mellon Core Plus Fund

January 31, 2025 (Unaudited)
The following is a summary of the inputs used as of January 31, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	—	132,259,239	—	132,259,239
Collateralized Loan Obligations	—	97,959,979	—	97,959,979
Commercial Mortgage-Backed	—	53,827,395	—	53,827,395
Corporate Bonds and Notes	—	827,048,853	—	827,048,853
Foreign Governmental	—	102,030,524	—	102,030,524
Municipal Securities	—	6,191,145	—	6,191,145
U.S. Government Agencies Collateralized Mortgage Obligations	—	4,781,043	—	4,781,043
U.S. Government Agencies Mortgage-Backed	—	628,245,825	—	628,245,825
U.S. Treasury Securities	—	335,297,697	—	335,297,697
Investment Companies	17,917,048	—	—	17,917,048
	17,917,048	2,187,641,700	—	2,205,558,748
Other Financial Instruments:
Futures††	2,752,770	—	—	2,752,770
Forward Foreign Currency Exchange Contracts††	—	84,161	—	84,161
Swap Agreements††	—	4,042,339	—	4,042,339
	2,752,770	4,126,500	—	6,879,270
Liabilities ($)
Other Financial Instruments:
Futures††	(4,377,961)	—	—	(4,377,961)
Forward Foreign Currency Exchange Contracts††	—	(464,506)	—	(464,506)
Swap Agreements††	—	(1,125,817)	—	(1,125,817)
	(4,377,961)	(1,590,323)	—	(5,968,284)

†	See Statement of Investments for additional detailed categorizations, if any.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.
Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures and forward foreign currency exchange contracts (“forwards contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.
Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at January 31, 2025 is discussed below.
Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of  Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at January 31, 2025 are set forth in the Statement of Investments.
Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at January 31, 2025 are set forth in the Statement of Investments.
Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.
For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.
Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.
Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.
The fund enters into inflation swap agreement to gain exposure to inflation. An inflation swap is an agreement in which one party agrees to pay the cumulative percentage increase in a price index (such as the Consumer Price Index (CPI) with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the value of securities against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases. Inflation swap agreements are within Interest rate swaps open at January 31, 2025 which are set forth in the Statement of Investments.
For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at January 31, 2025 are set forth in the Statement of Investments.
Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.
The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Statement of Investments, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at January 31, 2025 are set forth in the Statement of Investments.
GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

At January 31, 2025, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $64,537,141, consisting of $17,548,808 gross unrealized appreciation and $82,085,949 gross unrealized depreciation.
At January 31, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.